U.S. SECURITIES & EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       June 12, 1996




                              AQUAGENIX, INC.
           (Exact name of registrant as specified in its charter)


           Delaware                     0-24490                65-0419263
(State or other jurisdiction of  (Commission File Number)    (I.R.S.Employer
         incorporation)                                   Identification No.)


6500 Northwest 15th Avenue, Fort Lauderdale, Florida          33309
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code       (954) 975-7771



                           Not Applicable
      (Former name or former address, if changed since last report)

ITEM 5.   Other Events

          On June 12, 1996, one of the directors of Aquagenix, Inc. (the "Company"), namely Mr, Jeffrey T. Katz purchased 125,000 shares ("Shares") of the common stock of the Company pursuant to the terms of a Subscription Agree-ment,dated as of June 12, 1996, between the Company and Mr Jeffrey T. Katz. The aggregate purchase price was $500,000, all of which has been received in cash by the Company.

          On June 27, 1996, the Company completed two additional equity private placements of 125,000 shares ("Shares") each to Tarragona Fund, Inc and Alpha Atlas Fund, Ltd, at a purchase price of $4.00 per Share. The total purchase price for the two equity private placements was $1,000,000, all of which has been received in cash by the Company.

          All of the above 375,000 Shares have been acquired solely for invest-ment purposes. The Shares have not been registered under the the Securities Act of 1933,as amended, or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to an exemption under the Act.The Shares may not be sold or transferred unless they have been first registered under the Act and all applicable state securities law, or unless exemptions from such registration provisions are permitted under the said Act.

ITEM 7.   Pro Forma Financial Statements and Exhibits

     (a)  Pro Forma Consolidated Balance Sheet (Unaudited) of Aquagenix, Inc.

The following pro forma consolidated balance sheet as of May 31, 1996 give effect the above-mentioned equity private placements completed in June 1996 and the acquisition of Aquatic and Right of Way Control, Inc. ("ARC") on June 7, 1996, assuming the transactions took place at the end of the period presented. The computation of the resulting pro forma net tangible assets as of May 31, 1996 has been separately presented in the attached schedule. Reference is made to the Stock Purchase Agreement, dated as of June 7, 1996, by and among the Company, ARC and Ray Spirnock and Shirley Spirnock, the share-holders of ARC, filed as Exhibit 10.81 to the Current Report on Form 8-K dated June 7, 1996.


          (b)  Exhibits

10.82 Subscription Agreement, dated as of June 12, 1996, between the Company and Mr Jeffrey T. Katz.

10.83 Subscription Agreement, dated as of June 28, 1996, between the Company and Tarragona Fund, Inc.

10.84 Subscription Agreement, dated as of June 28, 1996, between the Company and Alpha Atlas Fund, Ltd.

AQUAGENIX, INC. & SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
AS AT MAY 31, 1996

                                                                          PRO FORMA     PRO FORMA     PRO FORMA
                      Assets                              AQUAGENIX      ADJUSTMENTS   ADJUSTMENTS  CONSOLIDATED
                                                                             (a)             (b)
Current assets:
     Cash and cash equivalents                            $    704,032     1,500,000        98,779     2,302,811
     Accounts receivable, net of allowance for doubtful acc    647,574                      95,650       743,224
     Income tax receivable                                     486,239                                   486,239
     Inventories                                               450,609                                   450,609
     Net assets of discontinued operations                   1,347,640                                 1,347,640
     Prepaid expenses and other                                367,359                         165       367,524

          Total current assets                               4,003,453     1,500,000       194,594     5,698,047

Property and equipment, net                                  1,841,249                      48,414     1,889,663
Intangible assets, net                                       3,148,973                                 3,148,973
Deferred financing costs, net                                  209,948                                   209,948
Other assets                                                   129,744                         557       130,301

          Total assets                                    $  9,333,367     1,500,000       243,565    11,076,932

     Liabilities and Stockholders' Equity

Current liabilities:
     Current maturities of long-term debt                 $    170,542                                   170,542
     Borrowings under credit agreements                        404,415                                   404,415
     Accounts payable                                          847,969                      86,993       934,962
     Other current liabilities                                 113,240                       2,813       116,053

          Total current liabilities                          1,536,166             0        89,806     1,625,972

Long-term debt, net of current maturities                    5,263,979                                 5,263,979


          Total liabilities                                  6,800,145             0        89,806     6,889,951

Stockholders' equity:
     Common stock, par value                                    32,266         3,750         2,700        38,716
     Additional paid-in capital                              8,507,931     1,496,250        (2,100)   10,002,081
     Retained earnings (deficit)                            (6,006,975)                    153,159    (5,853,816)

          Total stockholders' equity                         2,533,222     1,500,000       153,759     4,186,981

          Total liabilities and stockholders' equity      $  9,333,367     1,500,000       243,565    11,076,932




Pro Forma Adjustments
(a) Record common stock issued in connection with certain equity private place-ments in June 1996.
(b) Record the acquisition of Aquatic and Right of Way Control, Inc. pursuant to the terms of a Stock Purchase Agreement, dated as of June 7, 1996 which has been filed as Exhibit 10.81 to the Current Report on Form 8-K dated June 7, 1996. The Company has accounted for the acquisition using the pooling of interests method.

AQUAGENIX, INC. & SUBSIDIARIES

COMPUTATION OF PRO FORMA NET TANGIBLE ASSETS

AS AT MAY 31 ,1996


Pro Forma Stockholders' Equity                            $  4,186,981

Less: Goodwill                                              (2,816,582)

Pro Forma Net Tangible Assets                             $  1,370,399

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed, hereunto duly authorized.


                                      AQUAGENIX, INC.


Date: June 28, 1996                   By: /s/ Helen Chia
                                      Helen Chia, Chief Financial Officer

                                INDEX TO EXHIBITS




     Exhibit                          Description                    Pages



      10.82    Subscription Agreement, dated as of June 12,      1-5
               1996, between the Company and Mr Jeffrey
               Katz.

      10.83    Subscription Agreement, dated as of June 28,      1-6
               1996, between the Company and Tarragona
               Fund, Inc.

      10.84    Subscription Agreement, dated as of June 28       1-6
               1996, between the Company and Alpha Atlas
               Fund, Ltd.